Newtek Business Services, Inc.
NASDAQ: NEWT
Third Quarter 2008
Financial Results Conference Call
November 12, 2008, 4:15 PM
Hosted By:
Barry Sloane, CEO and Chairman
Seth A. Cohen, CFO
Investor Relations Contact:
Barry Sloane
212-356-9500
bsloane@newtekbusinessservices.com
Exhibit 99.2

Safe Harbor Statement
The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All
forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and
Exchange Commission and available through http://www.sec.gov
Also we need to point out that our Capcos operate under a different set of rules in each of the 8 jurisdictions and that these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana, and New York we don’t control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations

Q3 2008 Conference Call Agenda
Financial Results Snapshot
Momentum Continues in EPP Segment
Web Hosting Initiatives
Small Business Finance Initiatives
Cost Reduction Measures
Third quarter 2008 corporate expenses reduced $855,000
vs. third quarter 2007
Financial Review
2008 Outlook

Q3 2008 Financial Results
Met previously stated 2008 consolidated pre-tax loss guidance
Q3 2008 vs. Q3 2007 core operating segment revenue
increased 6%
Electronic Payment Processing: $16.0 million - up 14% over Q3
2007
Web Hosting: $4.6 million - up 10% over Q3 2007
Small Business Finance: $1.6 million - down (40)% over Q3 2007
Q3 2008 pre-tax loss of ($2.7) million
Met previously stated third quarter pre-tax loss guidance of ($3.3)
million to ($2.6) million
Depreciation and amortization non-cash expense of $1.8 million in
Q3 2008
Lending segment adversely affected Q3 2008 earnings

5 Cash Position $27.5 million in cash and cash equivalents and restricted cash at September 30, 2008, down from $28.0 million at June 30, 2008. Equates to $0.76 cash per share

Momentum Continues in EPP
Q3 2008 EPP revenue up 14.0% over Q3 2007
EBITDA margin 10.5% for Q3 2008, consistent with Q1 and Q2
2008
Have not experienced increased merchant attrition in light of challenging market; merchant attrition in line with expectations;
margin compression; volumes are growing but at slower rate
Cash flow positive business
Significant operating leverage
Potential to increase market share
2008 EPP segment EBITDA forecast:
$6.9 to $7.1 million
EPP segment does not have any debt

Web Hosting Initiatives
Q3 2008 Web Hosting revenue up 10.0% over Q3 2007
Continued growth despite challenging market
Continue to invest in Web Hosting segment to support future
growth
Continue to evaluate expenditures versus productivity,
particularly in marketing, in the Web Hosting segment seeking additional cost savings where applicable
Currently above 50% real estate capacity in our data center
Began launch of wholesale outreach in Q3 2008
2008 Web Hosting segment EBITDA forecast:
$6.2 to $6.4 million
Web Hosting segment does not have any debt as of September
30, 2008
Great marketing channel to target IT partners and web
developers

Small
Business Finance
Q3 2008 revenue decreased by 40% to $1.6 million over Q3
2007 primarily as a result of:
A reduction in loan originations during 2008 directly attributable to the adverse conditions in the current credit environment as well as price deterioration in the SBA secondary market.
Management’s decision to curtail the sale of the guaranteed
portions of loans until credit markets stabilize and pricing returns to more favorable terms.
•
In the 3
rd
quarter, premiums on guaranteed portions declined
precipitously reflecting the extraordinary rise in LIBOR, the interest rate on which buyers price their purchases, against the decline in the Prime rate, the interest rate SBA loans are set to.
•
The decision not to sell increased the balance of the Loans held for sale at September 30, 2008 to $6,116,000 as compared to $1,351,000 at September 30, 2007.

Small Business Finance
SBA Loans have two components:
Government guaranteed Loan participation market “frozen”
Uninsured Loans have been historically funded by GE facility and now we have about $9 million of Gov’t guaranteed loans for sale in the facility.
Prime rate  - LIBOR spread caused problems
SBA 7A Loan Program is “rate-capped”
Blimpies vs. GE analogy
Recent rate movements (see chart)
SBA Loan volumes
Washington based solutions
LIBOR Loan
Uncapped spreads at market
GE Line of Credit

1-Jan
1-Feb
1-Mar
1-Apr
1-May
1-Jun
1-Jul
1-Aug
1-Sep
1-Oct
10-Oct
1-Nov
11-Nov

WE DO IT BETTER

10 Small Business Finance Prime vs. 3 Month LIBOR Spread -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Prime 3 Month LIBOR Spread to Prime

Small Business Finance
Buying sub & non-performing portfolios
Bidding on SBA servicing and sub-servicing contracts
We have very good lending infrastructure
This infrastructure is valuable even today
Are we, or will we be, the last “man” standing?
The most decimated sector may offer the best opportunity

Small Business Finance
Reevaluation of primary loan origination sources
Actively bidding on both performing and non-performing
loan portfolios
SBA lending expertise and in-house SBA servicing
capabilities
Ability to purchase SBA loan portfolios and servicing from
banks exiting this area of lending and provide new
outsourced funding solutions

Cost Reduction Measures
Significantly reduced expenses at Holding Company
and segment levels
Discontinued three service lines and associated
headcount
Cost reductions are expected to equate to a minimum
$2.0 million of cash savings in 2009
Plan to continue to review other segments to recognize
additional cost reductions throughout the remainder of
2008

What is our Growth Strategy Going
Forward?
Acquisitions within our footprint
Utilize balance sheet and strategic partner financings
Emphasize cross-selling and cross-marketing into the
customer base which we are now doing
Continue to grow alliance channels as outsourcing of our
services is attractive to banks, credit unions, and other
Improve our cash flow

Financial Review Seth A. Cohen - CFO

Non-GAAP Financial Measures
In evaluating its business, Newtek considers and uses EBITDA as a supplemental measure of its operating performance.  The Company defines EBITDA as earnings before interest expense, taxes, depreciation and amortization. Newtek uses EBITDA as a supplemental measure to review and assess its operating performance.  The Company also presents
EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The term EBITDA is not defined under U.S. generally accepted accounting principles, or
U.S. GAAP, and is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP.  EBITDA has limitations as a analytical tool and, when assessing the Company’s operating performance, investors should not consider
EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP.  Among other things, EBITDA does not reflect the Company’s actual cash expenditures.  Other companies may calculate similar measures differently than Newtek, limiting their usefulness as comparative tools.  Newtek compensates for these limitations by relying primarily on its GAAP results and using
EBITDA only supplementally.

Q3 2008 Actual vs. Q3 2007 Actual
Revenue
Q3 2008
Actual
Revenue
Q3 2007
Actual
Pretax Net
Income (Loss)
Q3 2008
Actual
Pretax Net
Income (Loss)
Q3 2007
Actual
EBITDA
Q3 2008
Actual
EBITDA
Q3 2007
Actual
Electronic
Payment
Processing
15.984 14.011 1.114 0.917 1.672 1.436
Web Hosting 4.590 4.173 0.898 0.317 1.721 1.241
Small Business
Finance
1.647 2.724 (1.494) (0.162) (0.734) 0.717
All Other 0.402 0.706 (0.575) (0.304) (0.552) (0.272)
Corporate
Activities
1.169 0.760 (1.223) (2.487) (1.117) (2.396)
CAPCO 1.755 1.570 (1.411) (2.913)
Intercompany
Eliminations
(1.304) (0.877)
Total 24.243 23.067 (2.691) (4.632)
In millions of dollars

Q3 2008 Guidance vs. Q3 2008 Actual
Revenue
Guidance
Revenue
Actual
Pretax Net
Income (Loss)
Guidance
Pretax Net
Income (Loss)
Actual
EBITDA
Guidance
EBITDA
Actual
Electronic
Payment
Processing
16.6 – 16.7 15.984 1.1 – 1.2 1.114 1.6 – 1.7 1.672
Web Hosting 4.5 – 4.6 4.590 0.7 – 0.8 0.898 1.5 – 1.6 1.721
Small Business
Finance
2.2 – 2.4 1.647 (0.8) – (0.6) (1.494) 0.1 – 0.3 (0.734)
All Other 0.4 – 0.6 0.402 (0.7) – (0.5) (0.575) (0.7) – (0.5) (0.552)
Corporate
Activities
0.8 – 0.9 1.169 (2.2) – (2.1) (1.223) (2.1) – (2.0) (1.117)
CAPCO 1.6 – 1.6 1.755 (1.3) – (1.3) (1.411)
Intercompany
Eliminations
(1.1) – (1.1) (1.304)
Total 25.0 – 25.7 24.243 (3.3) – (2.6) (2.691)
In millions of dollars

2008 Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Small
Payment Web Business All Corporate
Processing Hosting Finance Other Activities
Low High Low High Low High Low High Low High
2008 Full Year
Revenue 63.6 63.9 18.0 18.1 7.2 7.4 2.2 2.3 5.6 5.7
Pretax Net Income 4.6 4.8 3.0 3.1 (5.3) (5.1) (2.2) (2.1) (5.4) (5.3)
Interest Expense 0.1 0.1 0.0 0.0 1.9 1.9 - - 0.0 0.0
Depreciation and Amortization 2.3 2.3 3.2 3.2 1.2 1.2 0.1 0.1 0.3 0.3
EBITDA 6.9 7.1 6.2 6.4 (2.2) (2.0) (2.1) (2.0) (5.1) (5.0)
-
2008 4th Quarter
Revenue 16.5 16.8 4.6 4.7 1.5 1.7 0.5 0.6 0.8 0.9
Pretax Net Income 1.3 1.5 0.8 0.9 (1.5) (1.3) (0.6) (0.5) (1.6) (1.5)
Interest Expense 0.0 0.0 0.0 0.0 0.5 0.5 - - 0.0 0.0
Depreciation and Amortization 0.6 0.6 0.8 0.8 0.3 0.3 0.0 0.0 0.1 0.1
EBITDA 1.9 2.1 1.6 1.7 (0.7) (0.5) (0.6) (0.5) (1.5) (1.4)

2008 Segment Guidance
In millions of dollars
Note: Totals may not add due to rounding.
Total
Business CAPCO Intercompany
Segments Segment Eliminations Total
Low High Low High Low High
2008 Full Year
Revenue 96.6 97.4 8.3 8.3 (5.6) 99.3 100.1
Pretax Net Income (5.3) (4.5) (6.9) (6.9) - (12.1) (11.3)
2008 4th Quarter
Revenue 23.9 24.8 3.3 3.3 (0.9) 26.3 27.2
Pretax Net Income (1.6) (0.8) (1.3) (1.3) - (2.9) (2.1)

Going Forward: 2008 Barry Sloane - CEO

Questions & Answers

Addendums

Pretax Income
(Loss) for Q3 2008
Interest Expense
for Q3 2008
Depreciation and
amortization for Q3 2008
Q3 2008
EBITDA
Electronic Payment
Processing
1.114 - 0.558 1.672
Web Hosting 0.898 0.015 0.808 1.721
Small Business Finance (1.494) 0.483 0.277 (0.734)
All Other (0.575) - 0.023 (0.552)
Corporate Activities (1.223) 0.010 0.096 (1.117)
Pretax Income
(Loss) for Q3 2007
Interest Expense
for Q3 2007
Depreciation and
amortization  for Q3 2007
Q3 2007
EBITDA
Electronic Payment
Processing
0.917 - 0.519 1.436
Web Hosting 0.317 0.165 0.759 1.241
Small Business Finance (0.162) 0.578 0.301 0.717
All Other (0.304) - 0.032 (0.272)
Corporate Activities (2.487) 0.024 0.067 (2.396)
EBITDA Reconciliation
EBITDA Reconciliation from Net Income (Loss)
For The Three Months Ended September 30, 2008
In millions of dollars
EBITDA Reconciliation to Net Income (Loss)
For The Three Months Ended September 30, 2007
In millions of dollars